UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2026

Actelis Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41375	52-2160309
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

710 Lakeway Drive, Suite 200, Sunnyvale, CA 94085

(Address of principal executive offices)

(510) 545-1045

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Equity Line of Credit Agreement

As previously reported on its Current Report on Form 8-K on October 2, 2025 (the “Prior 8-K”), on September 27, 2025, Actelis Networks, Inc. (the “Company”) entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) with an effective date of October 1, 2025 (the “Effective Date”) with White Lion Capital LLC, a Nevada limited liability company (“White Lion”). Capitalized terms used but not defined herein have the meanings given to them in the Prior 8-K and/or the Common Stock Purchase Agreement.

In the event the Company was delisted from the Nasdaq Capital Market during an active Purchase Notice, White Lion would only be obligated to make any Purchase Notices at a value equal to $0.0001 per share of Common Stock (the “Delisting Purchase Notice Mechanism”). On April 10, 2026, the Company was delisted from the Nasdaq Capital Market triggering the Delisting Purchase Notice Mechanism.

On July 1, 2026, the Company and White Lion entered into an Exchange and Amendment Agreement (the “Amendment”) pursuant to which the Company agreed to issue to White Lion an aggregate of 9,850,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) underlying certain securities (the “Amendment Commitment Securities”) in exchange for White Lion’s right to receive shares of common stock under the Commitment Shares provisions and the Delisting Penalty Provision (each as defined in the Prior 8-K) due to the Company’s de-listing from the Nasdaq Capital Market in April 2026. The Amendment Commitment Securities is comprised of (i) 3,000,000 shares of the Company’s Common Stock (“Amendment Commitment Shares”), (ii) 3,850,000 shares of Common Stock issuable to White Lion upon exercise of commitment share pre-funded warrants (“Amendment Commitment Pre-Funded Warrants”) and (iii) 3,000,000 shares of Common Stock issuable to White Lion upon exercise of commitment share common warrants (“Amendment Commitment Common Warrants”).

The Amendment Commitment Pre-Funded Warrants will have an initial exercise date at the earlier of (i) the effective date of a reverse stock split of the Company’s Common Stock, and (ii) the effective date of an increase in the Company’s authorized share count sufficient for the issuance of the shares underlying the Amendment Commitment Pre-Funded Warrants (the “Pre-Funded Warrant Initial Exercise Date”). The exercise price of the Amendment Commitment Pre-Funded Warrants is $0.0001 per share, and the warrants shall be exercisable from the Pre-Funded Warrant Initial Exercise Date until exercised in full.

The Amendment Commitment Common Warrants will have an initial exercise date on the date on which the Company successfully lists its Common Stock on an “Eligible Market”, as such term is defined in the Amendment Commitment Common Warrants (the “Common Warrant Initial Exercise Date”). The exercise price of the Amendment Commitment Common Warrants is $0.20 per share, and the warrants shall be exercisable until the eighteen month anniversary of the Common Warrant Initial Exercise Date.

In addition, pursuant to the Amendment, the Company and White Lion agreed to remove the Delisting Purchase Notice Mechanism and replace it with amended purchase notice mechanisms which will allow the Company to more effectively utilize Purchase Notices under the Common Stock Purchase Agreement while the Company remains delisted from the Nasdaq Capital Market.

Under an amended Rapid Purchase Notice Option 1, the purchase price to be paid by White Lion shall mean (a) ninety-seven percent (97.0%) multiplied by the lowest traded price of the Common Stock on Rapid Purchase Notice Date, minus (b) $0.005 (provided that, notwithstanding anything in the Common Stock Purchase Agreement to the contrary, if the Company, at any time, combines (by any reverse stock split, stock dividend, stock combination, recapitalization, or other similar transaction) one or more classes of its outstanding Common Stock into a smaller number of shares, the $0.005 amount shall not be proportionately increased or otherwise adjusted).

Under an amended Rapid Purchase Notice Option 2, the purchase price to be paid by White Lion shall mean (a) ninety-seven percent (97.0%) multiplied by the lowest traded price of the Common Stock two hours following the written confirmation of the acceptance of the Rapid Purchase Notice by Investor, minus (b) $0.005 (provided that, notwithstanding anything in the Common Stock Purchase Agreement to the contrary, if the Company, at any time, combines (by any reverse stock split, stock dividend, stock combination, recapitalization, or other similar transaction) one or more classes of its outstanding Common Stock into a smaller number of shares, the $0.005 amount shall not be proportionately increased or otherwise adjusted).

Under an amended Regular Purchase Notice Option, the purchase price to be paid by White Lion shall mean shall mean (a) (i) ninety-seven percent (97.0%) multiplied by the lower of (i) the lowest daily VWAP of the Common Stock during the Regular Purchase Valuation Period or (ii) the closing price of Common Stock one Business Day prior to the delivery of the applicable Regular Purchase Notice, minus (b) $0.005 (provided that, notwithstanding anything in the Common Stock Purchase Agreement to the contrary, if the Company, at any time, combines (by any reverse stock split, stock dividend, stock combination, recapitalization, or other similar transaction) one or more classes of its outstanding Common Stock into a smaller number of shares, the $0.005 amount shall not be proportionately increased or otherwise adjusted).

The Company has agreed to not delivery any Purchase Notices to White Lion for thirty (30) days from the date of the Amendment without prior written consent from White Lion.

Finally, pursuant to the Amendment, the Company agreed to file a Post-Effective Amendment No. 1 to its registration statement on Form S-1 (File No. 333-290758) to deregister 10,000,000 shares of Common Stock issuable upon delivery of Purchase Notices under the Common Stock Purchase Agreement and file a new Registration Statement to register the 6,000,000 shares of Common Stock issuable upon delivery of Purchase Notices and the Amendment Commitment Securities.

The offer and sale of the Amendment Commitment Securities pursuant to the Amendment have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The Common Stock may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the Common Stock described herein or therein.

In the Common Stock Purchase Agreement, White Lion represented to the Company that it is an “accredited investor”, as defined in Rule 501 promulgated under the Securities Act, and the Company’s offer and sale of the Common Stock under the Common Stock Purchase Agreement are being made in reliance upon the exemptions from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder.

Item 3.02. Unregistered Sales of Equity Securities.

The matters described in Item 1.01 of this Current Report on Form 8-K with respect to the issuances of securities under the Amendment are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Exchange and Amendment Agreement
10.2	Form of Amendment Commitment Pre-Funded Warrant
10.3	Form of Amendment Commitment Common Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTELIS NETWORKS, INC.

Dated: July 1, 2026	By:	/s/ Yoav Efron
	Name:	Yoav Efron
	Title:	Deputy Chief Executive Officer and Chief Financial Officer

4